UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2014

___________

F & M Bank Corp.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-13273 (Commission File Number)	54-1280811 (IRS Employer Identification No.)

205 S. Main Street, Timberville, Virginia (Address of principal executive offices)	22853 (Zip Code)

 Registrant’s telephone number, including area code: (540) 896-8941

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement

On March 20, 2014, F&M Bank Corp. (the “Company”) entered into securities purchase agreements (the “Purchase Agreements”) with a limited number of institutional and other accredited investors, including certain directors and executive officers of the Company (collectively, the “Purchasers”), to sell a total of 774,231 newly issued shares of the Company’s common stock, par value $5.00 per share (“Common Stock”) at a purchase price of $16.50 per share, for an aggregate gross purchase price of approximately $12.8 million (the “Private Placement”).  The net proceeds of the Private Placement, after placement agent discounts and commissions and estimated expenses, are approximately $12.0 million.  The Private Placement also closed on March 20, 2014.

The foregoing description of the Purchase Agreements is a summary and is qualified in its entirety by reference to the form of securities purchase agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.       Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 concerning the offer and sale of the shares of Common Stock to the Purchasers pursuant to the Purchase Agreements is incorporated herein by reference. Such securities to be issued and sold under the Purchase Agreements in the transactions described in Item 1.01 were offered be sold by the Company in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended and Rule 506(b) thereunder. FIG Partners, L.L.C. and Compass Point Research & Trading, LLC served as placement agents with respect to the Private Placement and received placement fees of $615,475 in the aggregate upon the closing of the transactions.

Item 8.01.       Other Events.

On March 21, 2014, the Company issued a press release announcing the Private Placement and that it has filed a registration statement with the Securities and Exchange Commission in connection with a proposed offering of up to $10 million of mandatorily convertible preferred stock.  A copy of that press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement, dated March 20, 2014, by and among F&M Bank Corp. and the purchasers thereto

99.1	Press release dated March 21, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F & M Bank Corp.

Date: March 21, 2014	By:	Neil W. Hayslett
Neil W. Hayslett
Executive Vice President and
Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement, dated March 20, 2014, by and among F&M Bank Corp. and the purchasers thereto

99.1	Press release dated March 21, 2014